Exhibit 10.6
GREENWICH PMV ACQUISITION CORP.
_______________ ___, 2008
GGCP, Inc.
140 Greenwich Avenue
Greenwich, Connecticut 06830
Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Greenwich PMV Acquisition Corp. (“Greenwich PMV”) and continuing until the earlier of the consummation by Greenwich PMV of a “Business Combination” or Greenwich PMV’s liquidation (in each case as described in Greenwich PMV’s IPO prospectus) (such earlier date hereinafter referred to as the “Termination Date”), GGCP, Inc. shall make available to Greenwich PMV certain administrative services as may be required by Greenwich PMV from time to time, situated at 140 Greenwich Avenue, Greenwich, Connecticut 06830 (or any successor location). In exchange therefor, Greenwich PMV shall pay GGCP, Inc. the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours, GREENWICH PMV ACQUISITION CORP.
By:
Name:
Title:

AGREED TO AND ACCEPTED BY: GGCP, INC.
By:
Name:
Title: